                                                   EXHIBIT 99
HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

STATEMENTS OF INCOME

In millions.
- -------------------------------------------------------------------------------------------------
Year ended December 31                                                 1994                  1993
- -------------------------------------------------------------------------------------------------
Finance income                                                     $1,496.8              $1,318.1
Interest income from noninsurance
    investment securities                                              38.7                  40.9
Interest expense                                                      618.2                 510.2
- -------------------------------------------------------------------------------------------------
Net interest margin                                                   917.3                 848.8
Provision for credit losses on owned
    receivables                                                       435.9                 494.5
- -------------------------------------------------------------------------------------------------
Net interest margin after provision
    for credit losses                                                 481.4                 354.3
- -------------------------------------------------------------------------------------------------
Securitization and servicing fee income                               373.9                 383.4
Insurance premiums and contract revenues                              228.3                 242.6
Investment income                                                     505.8                 552.1
Fee income                                                             83.1                  60.7
Other income                                                            2.3                  77.5
- -------------------------------------------------------------------------------------------------
Total other revenues                                                1,193.4               1,316.3
- -------------------------------------------------------------------------------------------------
Salaries and fringe benefits                                          236.7                 221.9
Other operating expenses                                              633.4                 603.7
Policyholders' benefits                                               444.7                 517.2
- -------------------------------------------------------------------------------------------------
Total costs and expenses                                            1,314.8               1,342.8
- -------------------------------------------------------------------------------------------------
Income before income taxes                                            360.0                 327.8
Income taxes                                                          103.6                 107.4
- -------------------------------------------------------------------------------------------------
Net income                                                         $  256.4              $  220.4
=================================================================================================
/TABLE

HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

BALANCE SHEETS

In millions.
December 31                                                               1994           1993
- ---------------------------------------------------------------------------------------------
ASSETS
Cash                                                                 $    97.3      $    27.8
Investment securities (fair value of
   $7,205.7 and $7,317.8)                                              7,249.6        7,082.0
Receivables, net                                                      10,476.3       10,364.6
Assets pending sale                                                      398.3              -
Advances to parent company and affiliates                                482.3          361.7
Deferred insurance policy acquisition costs                              621.4          381.6
Acquired intangibles                                                     357.2          246.7
Properties and equipment                                                 211.5          202.2
Assets acquired through foreclosure                                      176.3          428.5
Other assets                                                             941.2          755.1
- ---------------------------------------------------------------------------------------------
Total assets                                                         $21,011.4      $19,850.2
=============================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Debt:
   Commercial paper, bank and other
     borrowings                                                      $ 3,800.6      $ 4,321.8
   Senior and senior subordinated debt (with
     original maturities over one year)                                7,728.3        6,813.7
- ---------------------------------------------------------------------------------------------
Total debt                                                            11,528.9       11,135.5
Insurance policy and claim reserves                                    6,643.4        5,981.5
Other liabilities                                                        880.0          942.7
- ---------------------------------------------------------------------------------------------
Total liabilities                                                     19,052.3       18,059.7
Preferred stock                                                          100.0          100.0
Common shareholder's equity                                            1,859.1        1,690.5
- ---------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                           $21,011.4      $19,850.2
=============================================================================================
/TABLE

INVESTMENT SECURITIES

                                                         1994                               1993
- ------------------------------------------------------------------------------------------------
In millions.                              Carrying       Fair             Carrying          Fair
At December 31                               Value      Value                Value         Value
- ------------------------------------------------------------------------------------------------
TRADING INVESTMENTS
Government securities and other           $    2.9   $    2.9             $   11.9      $   11.9
- ------------------------------------------------------------------------------------------------
AVAILABLE-FOR-SALE INVESTMENTS
Marketable equity securities                  53.9       53.9                 76.2          76.2
Corporate debt securities                  2,545.9    2,545.9              2,099.7       2,099.7
Government debt securities                   211.3      211.3                326.1         326.1
Mortgage-backed securities                   817.9      817.9              1,075.5       1,075.5
Other                                         62.5       62.5                244.1         244.1
- ------------------------------------------------------------------------------------------------
Subtotal                                   3,691.5    3,691.5              3,821.6       3,821.6
- ------------------------------------------------------------------------------------------------
HELD-TO-MATURITY INVESTMENTS
Corporate debt securities                  1,827.4    1,818.3              1,739.0       1,930.7
Government debt securities                    23.1       20.6                 23.2          25.4
Mortgage-backed securities                 1,063.1    1,041.9                772.2         809.0
Mortgage loans on real estate                161.9      158.5                222.4         226.0
Policy loans                                  72.7       72.7                 81.6          81.6
Other                                        298.1      290.4                310.5         312.0
- ------------------------------------------------------------------------------------------------
Subtotal                                   3,446.3    3,402.4              3,148.9       3,384.7
- ------------------------------------------------------------------------------------------------
Accrued investment income                    108.9      108.9                 99.6          99.6
- ------------------------------------------------------------------------------------------------
Total investment securities               $7,249.6   $7,205.7             $7,082.0      $7,317.8
================================================================================================

RECEIVABLES

In millions.
At December 31                                                     1994                  1993
- ---------------------------------------------------------------------------------------------
First mortgage                                                $   132.9                     -
Home equity                                                     1,437.5             $ 1,557.1
Other secured                                                     141.9                 347.1
Bankcard                                                        2,663.0               2,103.8
Merchant participation                                          1,843.4               2,054.4
Other unsecured                                                 2,865.9               2,236.1
Equipment financing and other commercial                        1,066.6               1,851.3
- ---------------------------------------------------------------------------------------------
Total receivables owned                                        10,151.2              10,149.8
Accrued finance charges                                           176.5                 151.6
Credit loss reserve for owned receivables                        (413.7)               (452.7)
Unearned credit insurance premiums and
  claims reserves                                                 (45.9)                (49.8)
Amounts due and deferred from
  receivables sales                                               789.9                 700.2
Reserve for receivables serviced
  with limited recourse                                          (181.7)               (134.5)
- ---------------------------------------------------------------------------------------------
Total receivables owned, net                                   10,476.3              10,364.6
Receivables serviced with
  limited recourse                                              7,808.8               7,131.1
Receivables serviced with no recourse                           1,312.9               1,649.5
- ---------------------------------------------------------------------------------------------
Total receivables owned or serviced, net                      $19,598.0             $19,145.2
=============================================================================================

ASSETS PENDING SALE

In the fourth quarter of 1994 the Company formed a joint venture, maintaining a 50 percent ownership interest, and entered into an agreement to sell performing commercial receivables to the venture on a non-recourse basis with a net book value of $398 million. These assets have been separately disclosed as Assets Pending Sale in the accompanying Balance Sheets at December 31, 1994. The joint venture received commitments for third-party, non-recourse financing to complete the transaction, which is scheduled to close in the first quarter of 1995.


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